Exhibit 99.1

EXECUTION VERSION

April 11, 2023

Lee Equity Partners Fund III, L.P.

c/o Lee Equity Partners, LLC

40 West 57th Street, 16th Floor

New York, New York 10019

Lee Equity Partners Fund III-A, L.P.

c/o Lee Equity Partners, LLC

40 West 57th Street, 16th Floor

New York, New York 10019

Lee Equity Strategic Partners Fund III, L.P.

c/o Lee Equity Partners, LLC

40 West 57th Street, 16th Floor

New York, New York 10019

Lee Equity Partners Fund III Employee Co-Invest, L.P.

c/o Lee Equity Partners, LLC

40 West 57th Street, 16th Floor

New York, New York 10019

Lee Equity Partners Fund III Co-Invest, L.P.

c/o Lee Equity Partners, LLC

40 West 57th Street, 16th Floor

New York, New York 10019

TPC AC Holdings LLC

c/o Twin Point Capital LLC

860 Washington Street, 6th Floor

New York, New York 10014

Re: Equity Financing Commitment

Ladies and Gentlemen:

Reference is hereby made to that certain Agreement and Plan of Merger (as amended, restated, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”), dated as of April 11, 2023, by and among TESSCO Technologies, Incorporated, a Delaware corporation (the “Company”), Alliance USAcqCo 2, Inc., a Delaware corporation (“Parent”) and Alliance USAcqCo 2 Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Merger Agreement. This letter agreement (this “Letter Agreement”) sets forth the commitment of the undersigned (the “Investors”), subject to the terms and conditions contained herein, to contribute, or cause to be contributed, to Parent the Aggregate Commitment Amount (as defined below) in connection with the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”).

1.            Equity Commitment. Each Investor hereby, severally and not jointly or jointly and severally, commits, subject to the terms and conditions set forth herein and the Merger Agreement (this “Equity Commitment”), that as of immediately prior to the time that Parent, Merger Sub and the Company become obligated under the Merger Agreement to effect the Closing, such Investor shall, directly or indirectly, contribute to or purchase equity of, Parent up to its Pro Rata Portion (as defined below) of an aggregate amount equal to $64,300,000.00 in cash (such aggregate amount as may be reduced as provided below, the “Aggregate Commitment Amount” and each Investor’s Pro Rata Portion of the Aggregate Commitment Amount, as may be reduced in accordance with this Letter Agreement, is referred to herein as such Investor’s “Commitment”). The Aggregate Commitment Amount shall be used by Parent solely for the purpose of allowing Parent to fund, to the extent necessary, the payment of the Required Amounts and certain transaction expenses in connection with the Merger, in each case, incurred and payable by or at the direction of Parent or Merger Sub pursuant to the Merger Agreement or in connection with the transactions thereby contemplated (and including without limitation costs and expenses incurred by the Company in connection with procurement of the Debt Financing and the consummation of the Sale/Leaseback Transaction (including the Real Estate Note Termination) (collectively, the “Expenses”), subject to the terms and conditions set forth herein and in the Merger Agreement. Notwithstanding the foregoing, the Aggregate Commitment Amount (including either or both that portion allocated to the Required Amount and that portion allocated to the Expenses) may be reduced on a dollar-for-dollar basis, if Parent does not require the full Aggregate Commitment Amount to fund the Required Amounts plus the Expenses by reason of Parent obtaining funds from other sources, including as a result of any Debt Financing, and in either case the corresponding obligation of each Investor to fund its Pro Rata Portion of the Aggregate Commitment Amount hereunder shall be correspondingly reduced on a pro rata basis (and without duplication), provided that in no event, either alone or with or on account of other events, shall any such reduction result in the inability of the Company to meet the requirements or conditions applicable to it or its Subsidiaries in respect of the procurement of the Debt Financing or the consummation of the Sale/Leaseback Transaction or its obligations under the Merger Agreement or other Ancillary Documents. Notwithstanding anything in this Letter Agreement to the contrary, no Investor shall, under any circumstances, be obligated to contribute to or purchase equity of, Parent for purposes of paying a portion of the Required Amount and Expenses on the Closing Date, in an amount that exceeds such Investor’s Pro Rata Portion of the Aggregate Commitment Amount, including any portion of the other Investor’s Commitment. As used herein, the “Pro Rata Portion” shall mean, with respect to each Investor, the percentage set forth opposite such Investor’s name on Schedule A hereto under the heading “Pro Rata Portion”.

2.            Guaranty. Each Investor hereby, severally and not jointly or jointly and severally, unconditionally and irrevocably guarantees to the Company the due and punctual payment of either the (i) Parent Termination Fee, plus the Reimbursement Obligations, plus the Enforcement Expenses (if any) (the “Fee Obligation”) or (ii) Parent Damages (the “Damages Obligation”), in either case, if and when payable by Parent in accordance with the Merger Agreement (collectively, the “Guaranteed Obligation”). The foregoing sentence is an absolute, unconditional and continuing guaranty of the full and punctual discharge of the Guaranteed Obligation. Should Parent default in the discharge of all or any portion of its obligation to fund the Guaranteed Obligation, the obligations of the Investors hereunder with respect to the Guaranteed Obligation shall become immediately due and payable; provided that no Investor shall, under any circumstances, be obligated to fund an amount that exceeds such Investor’s Pro Rata Portion of the Guaranteed Obligation (such amount is referred to herein as such Investor’s “Guaranty”), including any portion of the other Investor’s Pro Rata Portion of the Guaranteed Obligation.

3.            Conditions. The obligation of each Investor to fund any part of its Pro Rata Portion of the Aggregate Commitment Amount, shall be subject to: (i) the execution and delivery of the Merger Agreement by all parties thereto, (ii) the satisfaction in full or waiver in writing by Parent, on or before the Closing Date, of all of the conditions precedent to Parent’s and Merger Sub’s obligations to consummate the Transactions as set forth in Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing but subject to the prior or substantially concurrent satisfaction or waiver of such conditions), (iii) the substantially simultaneous consummation of (A) the Closing in accordance with the terms of the Merger Agreement and (B) the funding of the Debt Financing (or, if alternative debt financing is used, such alternative debt financing) and (iv) the substantially contemporaneous funding by the other Investor of its Pro Rata Portion of the Aggregate Commitment Amount, provided that for the avoidance of doubt, (1) the satisfaction or failure of the condition set forth in clause (iv) shall not limit or impair the ability of Parent to enforce the obligations of the Investors under, and in accordance with, this Letter Agreement if (x) Parent is seeking the contemporaneous enforcement of the Equity Commitment (and the contemporaneous funding thereof) from each Investor or (y) the other Investor has satisfied, or is prepared to satisfy, its obligations to fund its Pro Rata Portion of the Aggregate Commitment Amount, and (2) the satisfaction or failure of the condition set forth in clause (iii) shall not limit or impair the ability of Parent to enforce the obligations of the Investors under, and in accordance with, this Letter Agreement if such condition would be or is prepared to be satisfied but for the failure or refusal of an Investor to perform hereunder.

4.            Parties in Interest. This Letter Agreement shall be binding upon each party hereto and shall inure solely to the benefit of each party hereto, and, except as expressly set forth in this Section 4 and Section 11, no Person other than Parent (at the direction of the Investors) and any or all of the Investors, shall be entitled to rely upon and enforce this Letter Agreement, the Commitment or the Guaranty provided by each Investor under Sections 1 and 2 respectively and nothing set forth herein shall be construed to confer upon or give any other Person any benefits, rights or remedies hereunder or by reason hereof; provided, that the following are and shall be express third-party beneficiaries of this Letter Agreement: (a) the Company, which is entitled to specifically enforce (without the direction of the Parent or Investors) (x) Section 1 of this Letter Agreement, solely to the extent the Company is entitled to specific performance in accordance with Section 9.8 of the Merger Agreement (it being understood, for the avoidance of doubt, that the Company shall be entitled to an award of specific performance hereunder solely if the Company is awarded specific performance of Parent’s obligation to cause the Equity Financing to be funded in accordance with the Merger Agreement); provided, that the Company shall only be entitled to enforce any Investor’s Commitment, if, and only if, the Company is also contemporaneously seeking to enforce each Investor’s Pro Rata Portion of the Aggregate Commitment Amount, with all such Commitments to be simultaneously contributed (except in respect of any other Investor that has satisfied, or is prepared to satisfy, its obligations to fund its Pro Rata Portion of the Aggregate Commitment Amount) or (y) Section 2 of this Letter Agreement, solely to the extent the Company is entitled to specific performance of Parent’s obligation to cause the funding of the Guaranteed Obligations in accordance with this Letter Agreement and the Merger Agreement (it being understood, for the avoidance of doubt, that the Company shall be entitled to an award of specific performance hereunder solely when the Company is entitled to receive all or any portion of the Guaranteed Obligations from Parent in accordance with the terms and conditions of this Letter Agreement and the Merger Agreement; provided, that the Company shall only be entitled to enforce any Investor’s Guaranty, if, and only if, the Company is also contemporaneously seeking to enforce each Investor’s Pro Rata Portion of the Guaranteed Obligations, with all such Guarantees to be simultaneously contributed (except in respect of any other Investor that has satisfied, or is prepared to satisfy, its obligations to fund its Pro Rata Portion of the Guaranteed Obligations);  and (b) the Investor Parties, which are entitled to specifically enforce Sections 9 and 11. Except as set forth herein or in the Merger Agreement, no third party, including, without limitation, the creditors (if any) of Parent, shall have any right to enforce this Letter Agreement or any Investor’s Commitment, as applicable, herein (or any portion thereof) or to cause Parent to enforce this Letter Agreement or any Investor’s Commitment, as applicable, herein (or any portion thereof).

5.            No Modification; Entire Agreement. Any provision of this Letter Agreement may be amended or waived only in a writing signed by Parent and the Investors and, solely to the extent that any proposed amendment would adversely affect the rights of the Company (in its capacity as an express third-party beneficiary of Sections 1 and 2 of this Letter Agreement) consented to by the Company. No waiver of any provision hereunder or any breach thereof will extend to or affect in any way any other provision or prior or subsequent breach of default. This Letter Agreement and the documents referred to herein (including, without limitation, the Merger Agreement) contain the complete agreement by, between and among the Investors or any of their Affiliates, on the one hand, and Parent or any of its Affiliates, on the other, and supersede any prior understandings, agreements or representations by, between or among the Investors or any of their Affiliates and any other Person, written or oral, which may have related to the subject matter hereof in any way. This Letter Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the Investors and their respective successors and permitted assigns, except that neither this Letter Agreement nor any of the rights, interest or obligations hereunder may be assigned or delegated without the prior written consent of the Investors; provided, that, each Investor may assign all or any portion of its obligations to fund its Pro Rata Portion of the Aggregate Commitment Amount to any of its Affiliates; provided, further, that any such assignment shall not relieve such Investor from its obligations hereunder. Any transfer or assignment in violation of this Section 5 shall be null and void.

6.            Confidentiality. This Letter Agreement shall be treated as confidential and shall not be disclosed, circulated, quoted or otherwise referred to in any document (other than the Merger Agreement) or disclosed to any third party by Parent, Merger Sub, the Investors or any of their respective representatives or Affiliates and is being provided to Parent and Merger Sub solely in connection with the Transactions; provided, that (a) this Letter Agreement may be disclosed (i) to the Company in connection with the Transactions and by Company to its Affiliates and representatives and to the extent required by applicable Laws, the applicable rules of any national securities exchange or in connection with any securities regulatory agency filings relating to the Transactions (including without limitation shareholder approval thereof), (ii) with the written consent of the Investors or (iii) to the extent required by applicable Laws, and (b) nothing herein shall limit an Investor from providing information regarding the Transactions to its current and prospective investors who under customary confidentiality obligations with respect thereto to the extent required by such Investor’s governing documents and or in a manner consistent with such Investor’s standard practices.

7.            Governing Law; Jurisdiction.

(a)            This Letter Agreement, the documents, instruments and certificates contemplated or delivered hereunder, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Letter Agreement or the documents, instruments and certificates contemplated or delivered hereunder, or the negotiation, execution or performance of this Letter Agreement, the documents, instruments and certificates contemplated or delivered hereunder, (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Letter Agreement or the documents, instruments and certificates contemplated or delivered hereunder or as an inducement to enter into this Letter Agreement, the documents, instruments and certificates contemplated or delivered hereunder or the negotiation, execution or performance of this Letter Agreement, the documents, instruments and certificates contemplated or delivered hereunder or the Transactions), shall be governed by the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, including its statute of limitations, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

(b)            Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding that may be based upon, arise out of or relate to this Letter Agreement, the documents, instruments and certificates contemplated or delivered hereunder or the negotiation, execution or performance of this Letter Agreement or the documents, instruments and certificates contemplated or delivered hereunder (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Letter Agreement, the documents, instruments and certificates contemplated or delivered hereunder or as an inducement to enter into this Letter Agreement), the documents, instruments and certificates contemplated or delivered hereunder or the negotiation, execution or performance of this Letter Agreement, the documents, instruments and certificates contemplated or delivered hereunder or the Transactions (the “Transaction Legal Proceedings”), for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 of the Merger Agreement or in such other manner as may be permitted by applicable Law, and nothing in this Section 7(b) will affect the right of any party hereto to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Transaction Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Letter Agreement or the transactions contemplated hereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Transaction Legal Proceeding will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any Transaction Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Transaction Legal Proceeding in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Transaction Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

8.            Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY TRANSACTION LEGAL PROCEEDING, INCLUDING ANY CONTROVERSY OR LITIGATION THAT MAY ARISE OUT OF OR RELATE TO THIS LETTER AGREEMENT, OR THE NEGOTIATION, VALIDITY OR PERFORMANCE OF THIS LETTER AGREEMENT, OR THE TRANSACTIONS, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, THE TRANSACTIONS OR THE EQUITY COMMITMENT. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

9.            Termination.

(a)            Each Investor’s obligation to fund its Commitment and this Letter Agreement shall terminate automatically and immediately upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the discharge in full of the obligations of Parent to fund the Required Amounts and to pay the transaction expenses in connection with the Merger, in accordance with the Merger Agreement upon the consummation of the Closing, (iii) any member of the Company Group or any of their respective controlled Affiliates brings any claim, directly or indirectly, (A) against one or more Investors, relating to this Letter Agreement, the Merger Agreement, the Ancillary Agreements or any of the transactions contemplated hereby or thereby or (B) against any Investor Party relating to this Letter Agreement, the Merger Agreement, the Ancillary Agreements or any of the transactions contemplated hereby or thereby, in each case, other than any claims by the Company: (1) against the parties to the Merger Agreement and/or the Ancillary Agreements in accordance with, and solely to the extent permitted thereunder, (2) against Parent or Investors relating to this Letter Agreement, in accordance with, and solely to the extent permitted hereunder (including, for the avoidance of doubt, (x) claims brought by the Company (in its capacity as an express third-party beneficiary) seeking specific performance (solely to the extent the Company is entitled to receive all or any portion of the Guaranteed Obligations in accordance with the Merger Agreement) of Parent’s obligation to cause the Investors to fund the Guaranteed Obligations in accordance with, and solely to the extent permitted under Section 2, or of Parent to pay, if, as and when due, the Guaranteed Obligations or (y) claims brought by the Company (in its capacity as an express third-party beneficiary), seeking specific performance (solely to the extent the Company is entitled to specific performance in accordance with the Merger Agreement) of Parent’s obligation to cause the Investors to fund the Commitment in accordance with, and solely to the extent permitted hereunder (the foregoing clauses (1) and (2), the “Retained Claims”)).

(b)            Each Investor’s obligation to fund its Guaranty pursuant to Section 2 shall terminate immediately and automatically and be of no further force or effect as of the earlier of (i) the consummation of the Closing, (ii) the valid termination of the Merger Agreement in accordance with Article VIII of the Merger Agreement, except with respect to (w) the payment of the Parent Termination Fee in the event of a valid termination, pursuant to Section 8.3(c) of the Merger Agreement,(x) the payment of the Damages Obligation in the event of a valid termination, pursuant to Section 8.3(f)(i) of the Merger Agreement, (y) the payment of the Reimbursement Obligations, pursuant to Section 6.6(a) of the Merger Agreement and (z) the payment of Enforcement Expenses (if any), pursuant to Section 8.3(e) of the Merger Agreement, (iii) the full performance and payment of the Guaranteed Obligation by the Investors in accordance with the terms and conditions hereof and in the Merger Agreement, (iv) any member of the Company Group or any of their respective controlled Affiliates, directly or indirectly, brings any claim against one or more Investors or any of the Investor Parties, relating to Section 2, this Letter Agreement, the Merger Agreement, the Ancillary Agreements or any of the transactions contemplated hereby or thereby, other than a Retained Claim and (v) ninety (90) days after the valid termination of the Merger Agreement in accordance with its terms under circumstances in which the Parent Termination Fee is payable unless the Company has asserted, given written notice of its intention to pursue, or filed, a Legal Proceeding on or prior to such date with respect to a Retained Claim, in which case, each Investor’s obligation to fund its Guaranty shall terminate upon the earliest to occur of (A) the date that such Legal Proceeding is finally resolved or otherwise settled by a judicial resolution or agreement between the Investors and the Company or Parent and the Company, as applicable, and, as finally determined or agreed, there are no Guaranteed Obligations owed by the Investors, (B) the date that such Legal Proceeding is finally resolved or otherwise settled by a judicial resolution or agreement between the Investors and the Company or Parent and the Company, as applicable, and the Guaranteed Obligations, as finally determined or agreed to be owed by the Investors and the Company or by Parent and the Company, as applicable, are satisfied in full, (C) the date that the Investors and the Company mutually agree in writing to terminate all obligations (including the Guaranteed Obligations) and liabilities of the Investors pursuant to the Guaranty and (D) if only written notice of the intention to pursue a Legal Proceeding has been given within such initial ninety (90) day period after the valid termination of the Merger Agreement, a Legal Proceeding with respect to a Retained Claim is not asserted or filed within ninety (90) days after the expiration of the initial ninety (90)-day period.

(c)            Sections 2, 4 through 9 and Sections 11 through 13 hereof shall survive any termination pursuant to this Section 9.

10.            Investor Representations. Each of the Investors hereby, severally and not jointly, represents and warrants to Parent, Merger Sub and to the other Investor(s) as to itself that: (a) such Investor has the requisite capacity and authority to execute and deliver this Letter Agreement and to fulfill and perform Investor’s obligations hereunder; (b) the execution, delivery and performance of this Letter Agreement by such Investor has been duly and validly authorized and approved by all necessary limited partnership or limited liability company action, as applicable, and no other proceedings or actions on the part of Investor are necessary therefor; (c) this Letter Agreement has been duly and validly executed and delivered by such Investor and constitutes a legal, valid and binding agreement of such Investor enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by any subsequent bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting or limiting the enforcement of creditors’ rights generally and except as such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (d) such Investor has uncalled capital commitments or subscriptions in excess of the amount of its Pro Rata Portion of the Aggregate Commitment Amount; and (e) the execution, delivery and performance by such Investor of this Letter Agreement do not and will not (i) violate the organizational documents of such Investor, (ii) violate any applicable laws or judgment or (iii) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to the loss of any benefit under, any contract to which such Investor is a party.

11.            No Recourse. Notwithstanding anything that may be expressed or implied in this Letter Agreement, or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Letter Agreement, no Person other than the Investors has any obligation hereunder and, notwithstanding that an Investor may be a partnership or limited liability company, no Person, including Parent, Merger Sub or the Company, has any right of recovery with respect to the Equity Commitment or otherwise under this Letter Agreement or under any document or instrument delivered in connection herewith or otherwise in connection with the Transactions, or for any claim based on, in respect of, or by reason of, the obligations hereunder or otherwise in connection with the Transactions or their creation, against, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, representatives, Affiliates (except for Parent and/or Merger Sub with respect to their respective obligations hereunder, under the Merger Agreement and the other Ancillary Agreements), members, managers, general or limited partners or assignees of the Investors or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate, agent, representative, successors, assignees, heirs, executors or administrators of any of the foregoing (collectively, the “Investor Parties”), whether by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable laws, or otherwise.

12.            Severability. In the event that any provision of this Letter Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Letter Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as to reasonably effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Letter Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision; provided, however, that this Letter Agreement may not be enforced without giving effect to Section 1, Section 2, Section 3 and Section 4, and to the cap on each Investor’s Equity Commitment as set forth on Schedule A hereto under the heading “Pro Rata Portion”.

13.            Counterparts. This Letter Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

14.            Headings. The headings contained herein are for convenience of reference only and shall not affect in any way the meaning and interpretation of this Letter Agreement.

15.            Waiver of Special Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, NO PARTY HERETO (INCLUDING ANY THIRD PARTY BENEFICIARY) WILL BE LIABLE FOR ANY CONSEQUENTIAL, REMOTE, SPECULATIVE, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR MULTIPLE DAMAGES CONNECTED WITH OR RESULTING FROM ANY BREACH OF, OR OBLIGATION UNDER, THIS LETTER AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION WITH OR RELATED HERETO.

[Signature Page Follows]

Very truly yours,

LEE EQUITY PARTNERS FUND III, L.P.

By:	Lee Equity Partners III GP, LLC
Its:	General Partner

By:	/s/Joseph B. Rotberg
Name:	Joseph B. Rotberg
Title:	Chief Financial Officer

LEE EQUITY PARTNERS FUND III-A, L.P.

By:	Lee Equity Partners III GP, LLC
Its:	General Partner

By:	/s/Joseph B. Rotberg
Name:	Joseph B. Rotberg
Title:	Chief Financial Officer

LEE EQUITY STRATEGIC PARTNERS FUND III, L.P.

By:	Lee Equity Partners III GP, LLC
Its:	General Partner

By:	/s/Joseph B. Rotberg
Name:	Joseph B. Rotberg
Title:	Chief Financial Officer

LEE EQUITY PARTNERS FUND III EMPLOYEE CO-INVEST, L.P.

By:	Lee Equity Partners III GP, LLC
Its:	General Partner

By:	/s/Joseph B. Rotberg
Name:	Joseph B. Rotberg
Title:	Chief Financial Officer

[Signature Page to Equity Commitment Letter]

TPC AC HOLDINGS LLC

By:	/s/ Hamish Burt
	Name:	Hamish Burt
	Title:	Authorized Person

[Signature Page to Equity Commitment Letter]

Accepted and Agreed to By:

Alliance USAcqCo 2, Inc.

By:	/s/ Ron Moss
	Name:	Ron Moss
	Title:	Chief Executive Officer